Exhibit 32

                                 CERTIFICATIONS

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of AVP, Inc. ("AVP") hereby certifies, to such officer's knowledge, that AVP's Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in such report fairly presents, in all material respects, AVP's financial condition and results of operations.

Dated:  April 17, 2006                 By: /s/ Leonard Armato
                                           -------------------------------
                                           Leonard Armato, Chairman
                                           and Chief Executive Officer


                                       By: /s/Andrew Reif
                                           -------------------------------
                                           Andrew Reif, Chief Financial
                                           Officer (Principal Financial Officer)